New Dartmouth Bank

                        Consolidated Financial Statements

                               For the Period Ended

                                December 31, 1993

                                   (Unaudited)


 New Dartmouth Bank                                    December 31,   June 30,
 Consolidated Balance Sheets                               1993         1993
 (In thousands, except per share data)                 (Unaudited)    (Audited)

 Assets:
 Cash and due from banks                              $     51,142 $     44,923
 Interest bearing deposits in other banks                       11          499
 Federal funds sold                                         20,000            0
 Securities held for sale                                  163,209      363,261
 Securities held to maturity (market
    value $573,305, and $333,766, respectively)            573,635      331,087
 Due from Federal Deposit Insurance Corporation              6,442        6,893
 Mortgage loans held for resale                             25,837       15,163
 Loans:
    Subject to FDIC Small Loan protection                  454,003      523,348
    Subject to FDIC "put" protection                       227,435      285,206
    Other loans                                            216,517      146,169
      Gross loans                                          897,955      954,723
    Less: Discount on loans acquired from the FDIC          39,429       42,086
    Gross loans net of discount on loans acquired
      from the FDIC                                        858,526      912,637
    Less: Allowance for possible loan losses                12,324       12,398
      Net loans                                            846,202      900,239
 Premises and equipment, net                                 5,682        5,833
 Other real estate owned                                     2,349        1,729
 Other assets                                               28,663       30,869
      Total assets                                    $  1,723,172 $  1,700,496

 Liabilities and Stockholders' Equity:
 Deposits:
    Demand deposits                                   $     79,688 $     70,780
    N.O.W. accounts                                        160,714      146,443
    Money market accounts                                  103,896      107,315
    Regular savings                                        364,168      363,179
    Time deposits                                          791,025      803,019
      Total deposits                                     1,499,491    1,490,736

 Securities sold under agreements to repurchase             42,845       31,808
 Federal Home Loan Bank advances                            52,500       50,000
      Total borrowed funds                                  95,345       81,808
 Other liabilities                                          29,762       33,443
      Total liabilities                                  1,624,598    1,605,987

 Commitments and contingent liabilities
   Stockholders' Equity:
    Preferred stock - $.01 par value, 193,000
      and 370,000 shares authorized, 170,073 and
      210,073 shares issued and outstanding                 15,215       18,794
    Common stock - $.01 par value, 960,000 shares
      authorized, 424,200 shares issued
      and outstanding                                            4            4
    Common surplus                                          40,350       40,350
    Retained earnings                                       42,970       33,788
    Unrealized gain on securities held for sale                 35        1,573
      Total stockholders equity                             98,574       94,509
      Total liabilities and stockholders' equity      $  1,723,172 $  1,700,496

                             See accompanying notes


                                               Three Months       Six Months
 New Dartmouth Bank                               Ended              Ended
 Consolidated Statement of Operations          December 31,      December 31,

 (In thousands, except per share data)        1993     1992     1993     1992

 Interest and loan fee income:
   Interest and fees on loans                $21,469  $25,503  $41,978  $51,590
   Interest on securities held for sale        2,294        0    5,086        0
   Interest on securities held to maturity 5,486 7,157 10,113 13,178 Interest on interest bearing deposits
     in other banks and federal funds sold       228      252      740      478
   Interest on securities purchased under
     agreement to resell                          34      161       34      446
   Dividends on Federal Home Loan Bank
     stock                                       259      252      563      547
 Total interest and loan fee income           29,770   33,325   58,514   66,239

 Interest expense:
   Interest on deposits                       12,394   14,134   25,141   29,592
   Interest on securities sold under
     agreements to repurchase and other
     short term borrowings                       504      253      884      396
   Interest on Federal Home Loan Bank
     advances                                    723      690    1,417      822
   Total interest expense                     13,621   15,077   27,442   30,810

 Net interest income                          16,149   18,248   31,072   35,429
 Provision for possible loan losses            4,477    2,757    8,583    5,320

 Net interest income after provision for
   possible loan losses                       11,672   15,491   22,489   30,109

 Noninterest income:
   Fees for services to customers              1,940    1,953    3,759    3,813
   FDIC Small Loan protection payments         2,177    1,494    5,683    2,794
   Other income                                  988      903    1,871    1,643
   Gain on sale of securities held for
     sale                                         66        0    1,140        0

   Total noninterest income                    5,171    4,350   12,453    8,250

 Noninterest expense:
   Salaries and employee benefits              4,221    4,725    8,571    9,415
   Occupancy and equipment expense             1,631    1,748    3,390    3,449
   Data processing expense                       863      809    1,715    1,667
   FDIC assessment                               847      875    1,670    1,749
   Mailing services                              383      563      784      964
   Other operating expenses                      870    2,946    3,198    5,214

   Total noninterest expense                   8,815   11,666   19,328   22,458

 Income before income taxes                    8,028    8,175   15,614   15,901
 Income taxes                                  3,050    3,133    5,914    5,907

 Net income                                  $ 4,978  $ 5,042  $ 9,700  $ 9,994

 Earnings per share:
   Primary                                   $ 11.14  $ 11.34  $ 21.72  $ 22.62
   Fully diluted                                7.54     5.73    14.36    11.39

 Weighed average comon shares
   outstanding:
   Primary                                   446,756  444,717  446,624  441,884
   Fully diluted                             660,043  879,379  675,532  877,400
                             See accompanying notes


                                                      Six Months   Six Months
   New Dartmouth Bank                                   Ended        Ended
   Consolidated Statements of Cash Flow              December 31, December 31,
     (In thousands)                                        1993        1993

   Cash flows from operating activities:
     Net income                                       $  9,700      $  9,994
     Adjustments to reconcile net income to net
         cash provided by (used in) operating
       activities:
     Provision for possible loan losses                  8,583         5,320
     Amortization (accretion) on securities held
       for sale, net                                    (1,434)            0
       Amortization (accretion) on securities held
       to maturity, net                                  1,296           409
     (Gain) on sale of securities held for sale         (1,140)            0
     Increase in mortgage loans held for sale          (10,674)       (3,346)
     Accretion of FDIC discount on loans                (2,657)            0
       Loss (gain) on sale and disposal of premises
       and equipment                                        19            (9)
     Depreciation and amortization of premises and
       equipment                                           593           407
     Decrease in accrued interest payable                 (143)         (940)
       (Increase) decrease in accrued interest
       receivable                                        1,180           681
     Decrease (increase) in due from FDIC                  451         7,640
                                                        (5,082)         (358)
       Other, net
       Net cash provided by operating activities           692        19,798

   Cash flows from investing activities:
     Proceeds from maturities of securities held
       for sale                                        320,434             0
     Proceeds from maturities of securities held
       to maturity                                      84,209       347,619
     Proceeds from sales of securities held for
       sale                                            870,969             0
     Purchases of securities held for sale            (988,777)            0
     Purchases of securities held to maturity         (327,021)     (534,635)
     Decrease (increase) in securities purchased
       under agreements to resell                            0        24,000
     Decrease in loans, net                             18,054       125,039
     Proceeds from loans "put" to the FDIC              30,057             0
     Purchases of premises and equipment                  (476)       (2,122)
     Proceeds from sales of premises and equipment          15           289
       Net increase in other real estate owned            (620)         (296)
       Net cash provided by (used in) investing
         activities                                      6,844       (40,106)
   Cash flows from financing activities:
     Net increase in demand deposits, N.O.W.,
       money market and savings accounts                20,749        48,772
     Net decrease in time deposits                     (11,994)     (106,137)
     Net increase in short-term borrowed funds          11,037        32,887
     Net increase in Federal Home Loan Bank
       advances                                          2,500        50,000
                                                        (4,097)            0
       Preferred stock redemption
                                                        18,195        25,522
       Net cash provided by financing activities
       Increase in cash and cash equivalents            25,731         5,214
       Cash and cash equivalents at beginning of
           period                                       45,422        50,244

       Cash and cash equivalents at end of period      $71,153       $55,458
   Supplemental disclosure of cash flow
     information:
     Cash paid during the period for:
       Interest expense                                $27,585       $31,750
       Income taxes                                      4,987         2,905

                             See accompanying notes

 New Dartmouth Bank

 CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                    Preferred Stock         Common Stock
                                                                                      Net
                                                                                  Unrealized
                                                                                    Gain On
 (In thousands,        Number                Number             Paid              Securities      Stock-
  except per             of     Preferred      of     Common     in     Retained     Held        holders'
  share data)          Shares     Stock      Shares   Stock   Capital   Earnings   for Sale       Equity

 Balance at
  July 1, 1992        347,073   $  31,050   424,200   $  4   $ 40,350   $ 15,491    $     0      $86,895
 Net Income                                                                9,994          0        9,994

 Preferred Stock
  Redemption                                                                                           0

 Balance at
  December 31, 1992   347,073   $  31,050   424,200   $  4   $ 40,350   $ 25,485    $     0      $96,889


 Balance at
  July 1, 1993        210,073   $  18,794   424,200   $  4   $ 40,350   $ 33,788    $ 1,573      $94,509

 Net Income                                                                9,700                   9,700

 Preferred Stock
  Redemption          (40,000)     (3,579)                                  (518)                 (4,097)
 Net unrealized loss
  on securities
  held for sale                                                                      (1,538)      (1,538)



 Balance at
  December 31, 1993   170,073   $  15,215   424,200   $  4   $ 40,350   $ 42,970    $    35      $98,574


                                          See accompanying notes

        New Dartmouth Bank
        NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

        MERGER

                  On November 15, 1993, the Federal Reserve Board, by a 3 to 3 vote, failed to approve Shawmut National Corporation's ("Shawmut") application to acquire New Dartmouth Bank ("New Dartmouth"). Because Shawmut was unable to obtain by November 15, 1993 all regulatory approvals necessary to consummate the proposed Merger, New Dartmouth was entitled to abandon the transaction under the terms of the Merger Agreement.

                  On December 20, 1993, Shawmut and New Dartmouth agreed to amend the Merger Agreement to extend the deadline for completing the Merger to June 30, 1994. Pursuant to the terms of the Merger Agreement, as amended, each share of New Dartmouth common stock will be exchanged for shares of Shawmut common stock having a value equal to $310.95 plus 177% of New Dartmouth's net earnings per share (assuming the exercise of all outstanding warrants and options) from October 1, 1993 through the closing date, subject to certain adjustments. For purposes of calculating the number of shares of Shawmut common stock to be exchanged for each share of New Dartmouth common stock, if the market price of Shawmut common stock prior to closing exceeds $23.14, the exchange ratio will be calculated as if the market price were $23.14. If the market price of Shawmut common stock is less than $17.11, then the exchange ratio will be calculated as if the market price were $17.11, unless Shawmut waives this provision.

        BASIS OF PRESENTATION

                  The unaudited consolidated financial statements of New Dartmouth presented herein should be read in conjunction with New Dartmouth's Consolidated Financial Statements in the Annual Report for the period ended June 30, 1993. The accompanying unaudited Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles but do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

                  The consolidated financial statements include the accounts of New Dartmouth and its wholly-owned subsidiaries, collectively referred to as "New Dartmouth." All material intercompany balances and transactions have been eliminated. The unaudited financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to present fairly the financial position at December 31, 1993 and the results of operations for the six month periods ended December 31, 1993 and December 31, 1992. Interim results are not necessarily indicative of results to be expected for the entire year.

        EARNINGS PER SHARE

                  Primary earnings per share is determined on the basis of the weighted average number of shares outstanding after giving effect to dilutive stock options and warrants.


                  Fully diluted earnings per share reflects the dilutive effect of conversion of each share of preferred stock into 1.25 shares of common stock.

        CONTINGENCIES

                  New Dartmouth and its subsidiaries are involved in a number of legal proceedings arising out of and incidental to, their respective businesses. Management of New Dartmouth, based on its review with its legal counsel of the merits of each of these proceedings, does not anticipate that any losses that may be incurred as a result of these proceedings would materially affect New Dartmouth's consolidated financial position.

        STOCKHOLDERS' EQUITY

                  On August 27, 1993, New Dartmouth redeemed 40,000 shares of Preferred Stock for $4.1 million, reflecting a redemption price of $102.42 per share. Under the terms of the Merger Agreement, New Dartmouth will redeem the remaining 170,073 shares of Preferred Stock outstanding prior to consummation of the Merger.